TD P1 P2 P4 05/20

SUPPLEMENT DATED MAY 15, 2020

TO THE PROSPECTUS DATED MAY 1, 2020 OF

TEMPLETON DEVELOPING MARKETS VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

  The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (Board) recently approved, subject to shareholder approval, a change in the classification of the Templeton Developing Markets VIP Fund (Fund) under the Investment Company Act of 1940 from a “diversified” fund to a “non-diversified” fund.  It is anticipated that in July 2020 shareholders of the Fund will receive a proxy statement requesting their votes on such proposal and other matters. If such proposals are approved by the Fund’s shareholders, it is expected that such changes will be effective in early 2021.

Please keep this supplement with your prospectus for future reference.